SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, For Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
              The Massachusetts Health & Education Tax-Exempt Trust
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5)  Total fee paid:
--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:
--------------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------

(3)  Filing Party:
--------------------------------------------------------------------------------

(4)  Date Filed:
--------------------------------------------------------------------------------

              THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                                                     April 1, 2002


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of The Massachusetts Health & Education Tax-Exempt Trust (the "Fund") to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Tuesday, May 14, 2002 at 1:30 P.M. (Boston time).

     At this meeting you will be asked to consider the election of Trustees and you will have an opportunity to hear a report on the Fund. The enclosed proxy statement contains additional information regarding these proposals.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

                                                     Sincerely,

                                                     /s/ Walter B. Prince

                                                     Walter B. Prince
                                                     Chairman


                                    IMPORTANT

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. YOU MAY WITHDRAW YOUR PROXY IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO VOTE IN PERSON.

              THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD TUESDAY, MAY 14, 2002

     The Annual Meeting of Shareholders of The Massachusetts Health & Education Tax-Exempt Trust, a Massachusetts business trust (the "Fund"), will be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Tuesday, May 14, 2002 at 1:30 P.M. (Boston time), for the following purposes:

     1. To elect five Trustees of the Fund, two of whom shall be elected by the holders of the Fund's Auction Preferred Shares and the remainder of whom shall be elected by the holders of the Fund's Common Shares and Auction Preferred Shares, voting as a single class.

     2. To consider and act upon any other matters which may properly come before the Meeting and any adjourned session thereof.

     The Board of Trustees has fixed the close of business on March 18, 2002 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

                                           By Order of the Board of Trustees

                                           /s/ Thomas J. Fetter

                                           Thomas J. Fetter
                                           President

April 1, 2002
Boston, Massachusetts

IMPORTANT - SHAREHOLDERS CAN HELP THE BOARD OF TRUSTEES OF THE FUND AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATIONS TO OBTAIN A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

              THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                                 PROXY STATEMENT

     A proxy is enclosed with the foregoing Notice of the Annual Meeting of Shareholders of The Massachusetts Health & Education Tax-Exempt Trust (the "Fund"), to be held May 14, 2002 for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of the Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Fund's Secretary, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of the election of each Trustee. This proxy material is being mailed to shareholders on or about April 1, 2002.

     The Board of Trustees of the Fund has fixed the close of business on March 18, 2002, as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of March 18, 2002, there were 2,320,302 Common Shares, $.01 par value per share ("Common Shares") and 200 Auction Preferred
Shares, $.01 par value per share, liquidation preference $50,000 per share ("APS"), of the Fund outstanding. As of such date, no shareholder beneficially owned more than 5% of the outstanding Common Shares or APS. The Trustees and officers of the Fund, as a group, own beneficially less than 1% of the shares of the Fund.

     The Board of Trustees of the Fund knows of no business other than that mentioned in Item 1 of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

                        PROPOSAL 1. ELECTION OF TRUSTEES

     The enclosed proxy, unless authority to vote for election to office is specifically withheld by executing the proxy in the manner stated thereon, will be used to vote in favor of the nominees named below as Trustees of the Fund to serve as such until the next annual meeting of the Fund's shareholders and until their successors shall have been duly elected and qualified. The five nominees named below are presently serving as Trustees of the Fund. Each nominee has agreed to serve as a Trustee if elected. If any such nominee is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Trustees may recommend. The nominee whose name is preceded by an asterisk (*) is an "interested person" (as defined in the Investment Company Act of 1940) because of his affiliation with a brokerage firm. None of the nominees is affiliated with or has a material business relationship with the Fund's investment adviser and administrator; moreover, none of the nominees owns or has owned the common stock of Eaton Vance Corp., the parent corporation of the adviser and administrator.

     Under the terms of the Fund's Agreement and Declaration of Trust, as amended (the "Trust Agreement"), the holders of the APS are entitled as a class, to the exclusion of the holders of the Common Shares, to elect two Trustees of the Fund. James F. Carlin and Thomas H. Green, III have been nominated for election by the holders of the APS. The Trust Agreement further provides for the election of the other three nominees named below by the holders of the Common Shares and the APS, voting as a single class. Election of Trustees is non-cumulative. Election of each of the nominees requires the affirmative vote of a plurality of the applicable shares of the Fund present and voting at the Annual Meeting in person or by proxy.

                                    TRUSTEES

     The Trustees of The Massachusetts Health & Education Tax-Exempt Trust are responsible for the overall management and supervision of the Trust's affairs. The Trustees and principal officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.


                                                                                            Number of
                                            Term of                                        Portfolios
                                          Office and                                         in Fund
                          Position(s)      Length of                                         Complex
Name, Address              Held with         Time         Principal Occupations            Overseen by     Other Directorships Held
and Age                      Fund           Served        During Past Five Years             Trustee                by Trustee
------------------------------------------------------------------------------------------------------------------------------------
APS Share Nominees

Interested Trustee

*THOMAS H. GREEN, III       Trustee        One Year       Managing Director, Salomon Smith     One                   None
Age 42                                     Trustee        Barney ("SSB"), since 2002.
The Eaton Vance Building                  Since 1993      Formerly, Director in SSB, Public
255 State Street                                          Finance Department (1998-2001).
Boston, MA 02109                                          Formerly, First Assistant Attorney
                                                          General for The Commonwealth of
                                                          Massachusetts (1992-1998).
                                                          Previously, Vice President, Public
                                                          Finance, First Boston Corporation.

Disinterested Trustee

JAMES F. CARLIN             Trustee        One Year       Chairman and CEO, Carlin             One         Trustee of the John
Age 61                                     Trustee        Consolidated, Inc. (management                   Hancock Funds (consisting
The Eaton Vance Building                  Since 1993      company), since 1968.  CEO and                   of 36 portfolios).
255 State Street                                          Treasurer, Alpha Analytical, Inc.
Boston, MA 02109                                          (analytical laboratory), since
                                                          1985.  Formerly, Director of
                                                          Carlin Insurance Agency, Inc.
                                                          (1967-1999), Uno Restaurant Corp.
                                                          (1996-2001), Arbella Mutual
                                                          Insurance Co. (1988-2000);
                                                          Director and Treasurer, Rizzo
                                                          Associates (engineering)
                                                          (1985-2000); and Chairman of the
                                                          Massachusetts Board of Higher
                                                          Education (1995- 1999).

                                      -2-

                                                                                            Number of
                                            Term of                                        Portfolios
                                          Office and                                         in Fund
                          Position(s)      Length of                                         Complex
Name, Address              Held with         Time         Principal Occupations            Overseen by     Other Directorships Held
and Age                      Fund           Served        During Past Five Years             Trustee                by Trustee
------------------------------------------------------------------------------------------------------------------------------------

Other Nominees

Disinterested Trustees

WALTER B. PRINCE           Chairman        One Year       Partner of the law firm of Prince,   One                   None
Age 53                    and Trustee      Trustee        Lobel, Glovsky & Tye LLP, since
The Eaton Vance Building                  Since 1993      1988.
255 State Street
Boston, MA 02109


EDWARD M. MURPHY            Trustee        One Year       President and Chief Executive        One                   None
Age 54                                     Trustee        Officer of Alliance Health
The Eaton Vance Building                  Since 1993      Incorporated, since March 1999.
255 State Street                                          Formerly, President and Chief
Boston, MA 02109                                          Operating Officer of Olympus
                                                          Healthcare Group, Inc.; Senior
                                                          Vice President of Tucker Anthony
                                                          Inc. (1995-1997); and the
                                                          Executive Director of the
                                                          Massachusetts Health and
                                                          Educational Facilities Authority
                                                          (1989-1995).  Previously,
                                                          Commissioner of the Massachusetts
                                                          Department of Mental Health.


JAMES M. STOREY             Trustee        One Year       Corporate Trustee/Director of        One         Trustee of the State
Age 70                                     Trustee        various organizations and                        Street Research Funds
The Eaton Vance Building                  Since 1993      corporations, including The U.S.                 (consisting of 30
255 State Street                                          Charitable Gift Trust (a                         portfolios).  Trustee of
Boston, MA 02109                                          charitable organization sponsored                the SEI Investments Funds
                                                          by Eaton Vance Management ("Eaton                (consisting of 104
                                                          Vance")), and a practicing                       portfolios).
                                                          attorney.  Formerly, a Partner of
                                                          the law firm of Dechert, Price &
                                                          Rhoads (1987-1993).
                                            Term of
                                          Office and
                          Position(s)      Length of
Name, Address              Held with         Time         Principal Occupations
and Age                      Fund           Served        During Past Five Years
------------------------------------------------------------------------------------------------------------------------------------

Principal Officers Who Are Not Trustees

THOMAS J. FETTER           President      President       Vice President of Eaton Vance and Boston Management and Research ("BMR").
Age 58                                    Since 1996      Officer of 112 investment companies managed by Eaton Vance and BMR.(1)
The Eaton Vance Building
255 State Street
Boston, MA 02109

                                      -3-


                                            Term of
                                          Office and
                          Position(s)      Length of
Name, Address              Held with         Time         Principal Occupations
and Age                      Fund           Served        During Past Five Years
------------------------------------------------------------------------------------------------------------------------------------

ROBERT B. MACINTOSH          Vice            Vice         Vice President of Eaton Vance and BMR. Officer of 111 investment companies
Age 45                     President       President      managed by Eaton Vance and BMR.(1)
The Eaton Vance Building      and         Since 1996
255 State Street           Portfolio
Boston, MA 02109            Manager


JAMES M. WALL              Secretary      Secretary       Vice President of Eaton Vance, since 2001. Formerly, Senior Vice President
Age 39                                    Since 2001      and Deputy General Counsel, CDC IXIS Asset Management (1999-2001), and
The Eaton Vance Building                                  Senior Legal Counsel, Fidelity Investments (1997-1999).
255 State Street
Boston, MA 02109


Kristin S. Anagnost        Treasurer      Treasurer       Assistant Vice President of Eaton Vance and BMR. Officer of 103 investment
Age 36                                    Since 2001      companies managed by Eaton Vance and BMR, since January 1998.  Formerly,
The Eaton Vance Building                                  Manager at Chase Global Funds Services Company.(1)
255 State Street
Boston, MA 02109


     (1)  Includes both master and feeder funds in a master feeder structure.

The following table shows the dollar range of shares beneficially owned by each Trustee in the Fund as of March 18, 2002:

                                                      Dollar Range of
          Name of Trustee                             Fund Shares Held
          ---------------------------------------------------------------

          James F. Carlin                            $50,001 - $100,000
          Thomas H. Green, III                       $10,001 - $50,000
          Walter B. Prince                              $1 - $10,000
          Edward M. Murphy                              $1 - $10,000
          James M. Storey                               $1 - $10,000

     As of March 18, 2002, Robert B. MacIntosh, Vice President and portfolio manager of the Fund owned 400 Common Shares. No officer or Trustee of the Fund owns any of the Fund's APS.

     During the fiscal year ended December 31, 2001, the Trustees of the Fund met four times. The Board of Trustees has one standing committee, an Audit Committee. The Audit Committee met twice in 2001. Each of the Trustees attended at least 75% of such Board and committee meetings on which he serves. The Board of Trustees does not have a standing nominating committee or a compensation committee.

     Messrs. Carlin, Murphy, Prince and Storey are members of the Audit Committee of the Board of Trustees of the Fund. Each member is independent of the Fund, as defined by American Stock Exchange Listing Standards. The Audit Committee's functions include making recommendations to the Board regarding the selection of the independent certified public accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records and internal accounting controls. The Fund has adopted a written charter for its Audit Committee. A copy of the Audit Committee's Charter was included as an appendix to the proxy statement used in connection with the Annual Meeting of Shareholders held May 15, 2001. Set forth below under "Additional Information" is the Audit Committee's Report.

REMUNERATION OF TRUSTEES

     The Trustees are currently compensated at the rate of $5,000 annually. (Effective July 1, 2001, the Trustees' compensation rate was reduced from $7,500 annually to the current annual rate of $5,000. Also, effective July 1, 2001, Mr. Green began receiving fees.) The Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at such meetings ($356 for 2001). During the fiscal year ended December 31, 2001, Trustees were paid fees aggregating $27,500. The following table summarizes the compensation paid to Trustees of the Fund for the fiscal year ended December 31, 2001:

                                    Pension or
                                    Retirement        Estimated
                      Aggregate     Benefits Accrued  Annual        Total
Name of               Compensation  as Part of        Benefits Upon Compensation
Trustee               from Fund     Fund Expenses     Retirement    from Fund
-------               ---------     -------------     ----------    ---------

James F. Carlin       $6,250        none              none          $6,250

Thomas H. Green, III  $2,500        none              none          $2,500

Edward M. Murphy      $6,250        none              none          $6,250

Walter B. Prince      $6,250        none              none          $6,250

James M. Storey       $6,250        none              none          $6,250

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE FIVE NOMINEES TO THE FUND'S BOARD OF TRUSTEES.

                       NOTICE TO BANKS AND BROKER/DEALERS

     The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116.

                             ADDITIONAL INFORMATION

AUDIT COMMITTEE REPORT. The Audit Committee reviewed and discussed the audited financial statements with Fund management. The Audit Committee also discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). The Audit Committee received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and discussed with the independent accountants its independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                               James W. Carlin
                                               Edward M. Murphy
                                               Walter B. Prince
                                               James M. Storey

AUDITORS, AUDIT FEES AND ALL OTHER FEES. PricewaterhouseCoopers LLP ("PWC"), 160 Federal Street, Boston, Massachusetts 02110, serves as the independent accountants of the Fund. PWC is expected to be represented at the Annual
Meeting, but, if not, a representative of that firm will be available by telephone should the need for consultation arise. For the most recent fiscal year, the Fund paid an aggregate of $23,900 in audit fees and $8,500 in non-audit fees to its independent accountants, PWC. PWC also provides services to numerous other investment companies sponsored by Eaton Vance, but not to Eaton Vance Corp. (and its affiliates). The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the auditor's independence.

OFFICERS OF THE FUND. The officers of the Fund, with their ages indicated in parenthesis, are as follows: Thomas J. Fetter (58), President, and Vice President of Eaton Vance; Robert B. MacIntosh (45), Vice President and Portfolio Manager, and Vice President of Eaton Vance; James M. Wall (39), Secretary, and
Vice President of Eaton Vance; and Kristin S. Anagnost (36), Treasurer, and Assistant Vice President of Eaton Vance. All officers of the Fund have served in that capacity since January 5, 1996, with the exception of Mr. Wall and Ms. Anagnost. Mr. Wall was elected Secretary on December 4, 2001. Ms. Anagnost was elected Treasurer on September 19, 2001, but was initially elected as an officer of the Fund on February 25, 1998. All of the officers of the Fund have been employed by Eaton Vance or their predecessors for more than five years except Mr. Wall who was a Senior Vice President and Deputy General Counsel at CDC IXIS Asset Management Services, Inc. (1999-2001) and Senior Legal Counsel at Fidelity Investments (1997-1999), and Ms. Anagnost who was a Manager at Chase Global Funds Services Company prior to January 12, 1998. Because of their positions with Eaton Vance and their ownership of Eaton Vance Corp. stock, the officers of the Fund will benefit from the advisory and administration fees paid by the Fund to Eaton Vance.

INVESTMENT ADVISER AND ADMINISTRATOR. Eaton Vance Management with its principal office at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, serves as the investment adviser and administrator to the Fund.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. During the Fund's fiscal year ended December 31, 2001, James F. Carlin, Trustee, did not file in a timely manner two reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934 regarding the purchase of shares of the Fund.

PROXY SOLICITATION AND TABULATION. The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of the Fund will be borne by the Fund.
Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph or facsimile by officers of the Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, Investors Bank & Trust Company, or by broker-dealer firms. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers, by Eaton Vance personnel, by the transfer agent, Investors Bank & Trust Company, or by broker-dealer firms, in person, or by telephone, by telegraph or by facsimile will be borne by the Fund. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs are $6,000.

     All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted for the matters specified on the proxy card. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum but will have no effect on the outcome of Proposal 1.

     In the event that sufficient votes by the shareholders of the Fund in favor of any Proposal set forth in the Notice of this meeting are not received by May 14, 2002, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

     The Fund will furnish, without charge a copy of the Fund's Annual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such report should write to the Fund c/o Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116, or call 1-800-553-1916.

                              SHAREHOLDER PROPOSALS

     Any proposals of shareholders that are intended to be presented at the Fund's 2003 Annual Meeting of Shareholders must be received at the Fund's principal offices no later than December 1, 2002 and must comply with all legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.

              THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST


April 1, 2002

              THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
                  ANNUAL MEETING OF SHAREHOLDERS, MAY 14, 2002
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES
                       HOLDERS OF AUCTION PREFERRED SHARES


The undersigned holder of Auction Preferred Shares of The Massachusetts Health & Education Tax-Exempt Trust, a Massachusetts business trust (the "Fund"), hereby appoints WALTER B. PRINCE, THOMAS J. FETTER and JAMES M. WALL, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Massachusetts 02109, on Tuesday, May 14, 2002 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


DATE:_____________________


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



______________________________
           Signature(s)

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

Please vote by filling in the boxes below.


1.  To elect five Trustees of the                       FOR except     WITHHOLD
    Fund as follows:                                   vote withheld   AUTHORITY
                                                        for nominees    for all
                                                 FOR   listed at left  nominees

(a) Election of two Trustees to represent       [   ]      [   ]         [   ]
    Auction Preferred Shares:

    James F. Carlin and Thomas H. Green, III

(b) Election of remaining three Trustees to     [   ]      [   ]         [   ]
    represent all shareholders:

    Edward M. Murphy, Walter B. Prince and
    James M. Storey

    (Instructions: To withhold authority to vote for any individual nominee, write those nominees' names below:)

--------------------------------------------------


                                    HAS YOUR ADDRESS CHANGED?
Mark box at right [   ]
if comments or                      ________________________________
address change
have been noted                     ________________________________
on this card.
                                    ________________________________


Please be sure to sign and date this Proxy.

              THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
                  ANNUAL MEETING OF SHAREHOLDERS, MAY 14, 2002
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES
                            HOLDERS OF COMMON SHARES


The undersigned holder of Common Shares of The Massachusetts Health & Education Tax-Exempt Trust, a Massachusetts business trust (the "Fund"), hereby appoints WALTER B. PRINCE, THOMAS J. FETTER and JAMES M. WALL, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Tuesday, May 14, 2002 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


DATE: ____________________


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


____________________________________
         Signature(s)

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

Please vote by filling in the boxes below.

1.  To elect three Trustees of the                  FOR except        WITHHOLD
    Fund as follows:                               vote withheld      AUTHORITY
                                                    for nominees      for all
                                          FOR      listed at left     nominees

    Edward M. Murphy, Walter B. Prince   [   ]         [   ]            [   ]
    and James M. Storey


   (Instructions: To withhold authority to vote for any individual nominee, write those nominees' names below:)

-------------------------------------------------


                                    HAS YOUR ADDRESS CHANGED?
Mark box at right [   ]
if comments or                      ________________________________
address change
have been noted                     ________________________________
on this card.
                                    ________________________________


Please be sure to sign and date this Proxy.